                                                                    EXHIBIT 23.3
                                                                    ------------



                   Consent of Independent Public Accountants


As independent public accountants, we hereby consent to the incorporation by reference in this Form S-8 Registration Statement pertaining to Engineering Animation, Inc., of our report on Technology Company Ventures, L.L.C. dated October 14, 1997 included in the Engineering Animation, Inc. Annual Report on Form 10-K for the year ended December 31, 1997 and to all references to our firm included in this Registration Statement.


                                        /s/ ARTHUR ANDERSEN LLP
                                        -----------------------


Portland, Oregon,
  September 24, 1998